                          ANNUAL REPORT JULY 31, 1997


                                  OPPENHEIMER

                                   MUNICIPAL
                                   BOND FUND


                                    [PHOTO]


                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's
   Managers

11 Statement of
   Investments

20 Statement of
   Assets &
   Liabilities

22 Statement of
   Operations

23 Statements of
   Changes in
   Net Assets

24 Financial Highlights

26 Notes to Financial
   Statements

32 Independent
   Auditors' Report

33 Federal
   Income Tax
   Information

34 Officers & Trustees

36 Information &
   Services


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- TOP QUARTILE RANKING: We outperformed many of our peers in the municipal bond fund category for the one-year period ended July 31, 1997, according to Lipper Analytical Services.(1)

- STRONG ECONOMIC CONDITIONS throughout the United States led us to find creditworthy investments in virtually every state and territory of the nation.

- WE FOCUSED ON HIGHER-QUALITY BONDS, because investors weren't being compensated for taking higher risks associated with lower-rated bonds.


 TOTAL RETURNS
For the Year Ended 7/31/97(2)

CLASS A
 1 year
 10.97%

CLASS B
 1 year
 10.05%

CLASS C
 1 year
 10.03%


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Source: Lipper Analytical Services, Inc., 7/31/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 43 of 226 (1-year), 36 of 109 (5-year) and 32 of 68 (10-year) among Municipal Bond funds for the period ended 7/31/97. Past performance does not guarantee future results.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                       2  Oppenheimer Municipal Bond Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Municipal Bond Fund



DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

I'd like to welcome you to the premier issue of our newly redesigned shareholder reports. As you can see, we've changed the format to allow easier access to the information you need to monitor your investments. Some notable additions are "at-a-glance" report highlights and charts that let you quickly assess how your Fund has performed.

      On the following pages, your portfolio team discuss their current investment thinking, your Fund's strategies, and performance. Before these commentaries, I'd like to share a few global observations.

      As we consider the world's financial markets over the past twelve months, some global trends emerge. For example, inflation has hit its lowest level in three decades worldwide, which has helped spur many bullish financial markets. The United States has been a beneficiary of this low-inflation environment, as well as of a strong dollar, robust corporate earnings and a healthy economy. However, many financial analysts are now concerned that the United States has reached a point in the business cycle where earnings could decline because companies are unable to further reduce costs.

      On the other hand, a wave of corporate restructuring throughout Europe has resulted in some exciting changes and opportunities. Because a similar restructuring took place in the United States ten years ago, European companies have been able to enjoy the benefit of hindsight by following our footsteps. Latin America, too, has begun to shift its economies more toward the U.S. capitalist model and has reported positive earnings growth along the way.

      With major changes occurring in today's economies around the globe, it's more important than ever to maintain a diversified portfolio across different countries and market sectors. Now is the time to speak to your financial adviser to ensure that your assets are allocated properly, so you have the opportunity to benefit from investments in both domestic and international funds. It's important to remember that investing abroad can involve greater risk and expenses--including political and economic uncertainties--and should be undertaken with a long-term approach in mind.

      To keep in touch with our views on the markets, visit our website, WWW.OPPENHEIMERFUNDS.COM, where you can access your account information and fund performance data, 24 hours a day. The site also features prospectuses, timely market updates and insightful commentaries. Our new shareholder reports and presence on the Internet are just two examples of our commitment to keeping you well informed.

      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill                                       August 21, 1997


                       3  Oppenheimer Municipal Bond Fund

 AVG ANNUAL TOTAL RETURNS
For the Period Ended 6/30/97(1)

CLASS A

1 year    5 year    10 year
4.09%     5.79%     7.29%

CLASS B
                    Since
1 year    5 year    Inception
3.48%     N/A       4.61%

CLASS C
                    Since
1 year    5 year    Inception
7.46%     N/A       7.15%

PERFORMANCE UPDATE
--------------------------------------------------------------------------------

Oppenheimer Municipal Bond Fund has performed very well over the past twelve months, outperforming many of its competitors. The Fund's positive returns can largely be attributed to successful management of the portfolio's average duration, as well as focusing on those states and municipalities whose bonds offered the most competitive income and best values.(2)


                               GROWTH OF $10,000
                                Over five years
                           (without sales charges)(3)

 Oppenheimer Municipal Bond Fund                 Lehman Brothers Municipal
        Class A shares                                   Bond Index
          $ 1,000                                      $   1,000
           10,216                                         10,266.1
           10,440                                         10,452.7
           10,823                                         10,840.5
           11,197                                         11,195.2
           11,705                                         11,573.4
           11,847                                         11,735.9
           11,066                                         11,091.6
           11,001                                         11,214.4
           11,023                                         11,291.2
           10,752                                         11,129
           11,674                                         11,915.9
           11,893                                         12,203.7
           12,124                                         12,554.6
           12,723                                         13,072.4
           12,611                                         12,914.8
           12,657                                         13,013.8
           13,018                                         13,313.4
           13,384                                         13,652.6
           13,374                                         13,620.8
           13,833                                         14,090.4

1. These returns are provided as of the most recent quarter end to facilitate comparisons. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current initial sales charge of 4.75%. Class A shares were first publicly offered on 10/27/76. The Fund's maximum sales charge for Class A shares was lower prior to 5/1/86, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 3/16/93). Class C returns include the contingent deferred sales charge of 1% for the 1-year result. Class C shares were first offered on 8/29/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Duration is a measure of the portfolio's sensitivity to interest rates.


                       4  Oppenheimer Municipal Bond Fund

CREDIT ALLOCATION(4)

- AAA             42.8%
- AA              13.4
- A               14.8
- BBB             22.7
- Not Rated        6.3


PORTFOLIO REVIEW
--------------------------------------------------------------------------------

Oppenheimer Municipal Bond Fund is for investors looking for a source of income exempt from federal taxes.


WHAT WE LOOK FOR

- Securities that provide HIGH INCOME.
- Diversification among a WIDE RANGE OF SECURITIES NATIONWIDE.
- Sectors and regions that offer RELATIVE VALUE.



TOP FIVE SECTORS(5)
 ............................................................
Electric Utilities                                     15.5%
 ............................................................
Corporate Backed                                       15.4
 ............................................................
General Obligation                                     14.4
 ............................................................
Hospital/Healthcare                                    10.1
 ............................................................
Highways                                                8.2
 ............................................................


3. Results of a hypothetical $10,000 investment in Class A shares on June 30, 1992. Lehman Brothers Municipal Bond Index includes a broad range of municipal bonds. It is an unmanaged index, including reinvestment of income, and cannot be purchased directly by investors. Past performance does not guarantee future results.

4. Portfolio data are dollar-weighted based on total investments at value and are subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk that an issuer may default on repayment of principal or interest. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 6.3% of total investments) but to which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

5. Sector weightings are as of 7/31/97, represent a percentage of total investments at value, and are subject to change.


                       5 Oppenheimer Municipal Bond Fund

"WE'VE HAD A VERY POSITIVE VIEW ON INFLATION RECENTLY."


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JULY 31, 1997?

Oppenheimer Municipal Bond Fund's Class A shares have provided a total rate of return, before sales charges, of 10.97%, for the one-year period ended July 31, 1997.(1) This competitive return helped the Fund outperform many of its peers, and rank in the top quartile in the municipal bond fund category, for the one-year period ended July 31, 1997, as measured by Lipper Analytical Services.(2)

WHAT INFLUENCES AND EVENTS HAD THE GREATEST EFFECT ON THE MUNICIPAL MARKET?

Yields on municipal bonds generally followed the trends established over the past twelve months by taxable bonds, such as U.S. Treasury securities. However, during the twelve-month period, taxable and tax-exempt bond markets experienced a relatively high level of volatility. Bond yields rose and fell with investors' changing outlooks for economic growth, inflation and federal monetary policy. When the economy appeared to be growing quickly, investors became concerned about a resurgence of inflation and a more restrictive monetary policy. During April, long-term interest rates peaked, then declined by the end of July to the lowest rates during the period. When the economy appeared to be slowing, investors seemed confident that inflation would not be a problem.




1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Source: Lipper Analytical Services, Inc., 7/31/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 43 of 226 (1-year), 36 of 109 (5-year) and 32 of 68 (10-year) among Municipal Bond funds for the period ended 7/31/97. Past performance does not guarantee future results.


                       6  Oppenheimer Municipal Bond Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Jerry Webman
Bob Patterson
(Fund Manager)



HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We continued to follow the time-tested investment strategies we have used for years. Regardless of market conditions, we prefer to keep our shareholders' assets fully invested in a diversified portfolio of good-quality securities that provide competitive levels of income and attractive relative values. Within that fully invested position, we attempt to boost returns and reduce risks.

        One of the ways we do this is by actively managing the portfolio's effective average duration--a measure of the portfolio's sensitivity to changes in interest rates. By changing the portfolio's average duration relative to the Fund's investment benchmark, we have been able to benefit when interest rates are falling and protect ourselves when rates rise. For example, we've had a very positive view on inflation recently, and that's caused us to keep the portfolio's average duration relatively long in order to be exposed to declining interest rates. When interest rates are rising, we try to keep our average duration relatively short. For example, when interest rates went up over 7% this past spring, our average duration was relatively short, and that helped us capture higher yields as they became available.


                       7  Oppenheimer Municipal Bond Fund

"BY CHANGING THE FUND'S AVERAGE DURATION, WE BENEFITED WHEN INTEREST RATES WERE FALLING..."


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

ISN'T TRYING TO PREDICT INTEREST RATES A RELATIVELY RISKY STRATEGY?

Our goal in this Fund is to add incrementally to returns and subtract incrementally from risk, so we tend not to take large bets on interest rates. However, when we believe interest rates will move, we will modestly adjust the Fund's average duration, up or down, to make funds available more quickly to take advantage of higher yielding securities or to protect the Fund by holding higher yielding securities that can add yield for a longer period.

WHAT MARKET SECTORS DID YOU FIND ATTRACTIVE AND WHICH DID YOU AVOID?

Because of strong economic conditions throughout the United States, we were able to find creditworthy investments in virtually every state and territory of the nation. We focused on those states and municipalities whose bonds offered the most competitive income and best values. For example, when California and New York City bonds were selling at prices we considered low, we bought positions and held them while their prices appreciated. On the other hand, we found only a relatively few good values in bonds issued to finance the operations of hospitals and other healthcare facilities. That's because these bonds were negatively affected by uncertainty regarding Medicare and Medicaid payment levels. We also tended to avoid bonds issued by electric utilities currently facing the challenges of deregulation.


                       8  Oppenheimer Municipal Bond Fund

"...AND PROTECTED OURSELVES WHEN RATES WERE RISING."



HOW DID THE FUND'S CREDIT QUALITY CHANGE DURING THE PERIOD?

The Fund consistently maintained an average credit rating within the A to AA (or Aa) range. Strong economic conditions helped produce adequate tax revenues for municipal borrowers, reducing their need to finance deficits in the public markets. In addition, the difference in yields between investment-grade and below-investment-grade bonds narrowed considerably as more investors reached for higher yields in the low-supply environment. When "spreads" narrow, we tend to focus on higher quality bonds because our shareholders are not adequately compensated for assuming the higher risks associated with lower-rated bonds.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET?

We are cautiously optimistic. Our optimism is rooted in the nation's economy, which is in its seventh year of expansion. This economy is unusual because it has been characterized by moderate growth without an acceleration of inflation. As long as inflationary pressures remain benign, our outlook for interest rates and the bond market should be positive. On the other hand, we are tempering our optimism with caution because no market or economy moves in a straight line. In our view, the risk for the foreseeable future is that the economy will grow faster than is currently expected, causing inflation fears to surface among bond investors. While we do not expect these fears to persist, they may cause volatility over the short term. Therefore, we intend to remain vigilant when it comes to protecting our shareholders from the brunt of market declines, while enabling them to participate in the bulk of the market's gains.


                       9  Oppenheimer Municipal Bond Fund

  FINANCIALS
  ------------------------------------------------------------------------------









                      10  Oppenheimer Municipal Bond Fund

STATEMENT OF INVESTMENTS  July 31, 1997


                                                        RATINGS:
                                                        MOODY'S/
                                                        S&P/FITCH                FACE               MARKET VALUE
                                                        (UNAUDITED)              AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--99.2%
----------------------------------------------------------------------------------------------------------------
ALABAMA--1.2%
Huntsville, AL HCF Authority RB, Series B,
MBIA Insured, 6.625%, 6/1/23                            Aaa/AAA                  $  7,235,000       $  8,226,195
----------------------------------------------------------------------------------------------------------------
ALASKA--0.6%
Anchorage, AK EU RB, Sr. Lien, Series B,
5.50%, 2/1/26                                           Aaa/AAA                     4,000,000          4,050,920
----------------------------------------------------------------------------------------------------------------
ARIZONA--0.1%
Central AZ Irrigation & Drainage District GORB,
Series A, 6%, 6/1/13                                    NR/NR                       1,081,150            936,665
----------------------------------------------------------------------------------------------------------------
CALIFORNIA--12.0%
Anaheim, CA PFAU Lease RB, Sr. Public
Improvements Project, Series A, FSA Insured,
5%, 3/1/37                                              Aaa/AAA/BBB+                5,250,000          5,040,315
----------------------------------------------------------------------------------------------------------------
CA HFA Home Mtg. RB, Series C:
6.65%, 8/1/14                                           Aa2/AA-                     5,000,000          5,298,350
6.75%, 2/1/25                                           Aa2/AA-                     4,905,000          5,214,015
6.75%, 2/1/25                                           Aa2/AA-                        75,000             75,000
----------------------------------------------------------------------------------------------------------------
CA HFFAU RB, Episcopal Homes Project,
Series A, 7.80%, 7/1/15                                 NR/A+                       1,000,000          1,054,600
----------------------------------------------------------------------------------------------------------------
CA PWBL RB, University of California Regents,
Prerefunded, Series A, AMBAC Insured,
6.40%, 12/1/16                                          Aaa/AAA/AAA                 2,500,000          2,820,125
----------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP,
Cedars-Sinai Medical Center,
5.40%, 11/1/15                                          A1/NR                       3,000,000          2,972,280
----------------------------------------------------------------------------------------------------------------
Foothill/Eastern Transportation Corridor
Agency CA Toll Road RB, Sr. Lien, Series A,
6.50%, 1/1/32                                           Baa/BBB-/BBB               10,500,000         11,372,655
----------------------------------------------------------------------------------------------------------------
Industry, CA UDA Tax Allocation Bonds,
Transportation Distribution Project No. 3,
6.90%, 11/1/07                                          NR/A-                         500,000            553,300
----------------------------------------------------------------------------------------------------------------
Los Angeles, CA Regional AIC Lease RRB,
Facilities Sublease-International Airport Project,
6.35%, 11/1/25                                          Baa3/BB+                    8,930,000          9,607,340
----------------------------------------------------------------------------------------------------------------
Perris, CA SFM RB, Escrowed to Maturity,
Series A, 8.30%, 6/1/13                                 Aaa/AAA                     7,000,000          9,464,490
----------------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                                 Aaa/AAA                     6,000,000          7,941,480
----------------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP, FGIC
Insured, Inverse Floater, 7.312%, 6/1/19(1)             Aaa/AAA/AAA                 6,000,000          6,255,000
----------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, 6.75%, 1/1/32            NR/NR/BBB                  12,700,000         13,760,323
                                                                                                    ------------
                                                                                                      81,429,273




                      11  Oppenheimer Municipal Bond Fund

                                                        RATINGS:
                                                        MOODY'S/
                                                        S&P/FITCH                 FACE              MARKET VALUE
                                                        (UNAUDITED)               AMOUNT            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
COLORADO--0.8%
CO HFAU RB, Rocky Mountain Adventist
Health System, 6.625%, 2/1/22                           Baa2/BBB                  $ 5,000,000       $  5,288,450
----------------------------------------------------------------------------------------------------------------
Jefferson Cnty., CO School District No. R-001
GOB, AMBAC Insured, 6.25%, 12/15/12                     Aaa/AAA/AAA                   500,000            544,500
                                                                                                    ------------
                                                                                                       5,832,950

----------------------------------------------------------------------------------------------------------------
CONNECTICUT--2.4%
Mashantucket, CT Western Pequot Tribe
Special RB, Series A, 6.40%, 9/1/11(2)                  Baa/BBB                    15,000,000         16,237,950
----------------------------------------------------------------------------------------------------------------
FLORIDA--7.3%
Broward Cnty., FL GORB, 12.50%, 1/1/06                  Aa/AA                       3,000,000          4,631,430
----------------------------------------------------------------------------------------------------------------
Broward Cnty., FL RR RB:
Broward Waste Energy-LP North Project,
7.95%, 12/1/08                                          A/A-                        5,735,000          6,294,851
Ses Broward Co.-LP South Project, 7.95%, 12/1/08        A/A-                        9,450,000         10,363,626
----------------------------------------------------------------------------------------------------------------
Dade Cnty., FL IDAU RB, Miami Cerebral Palsy
Services Project, 8%, 6/1/22                            NR/NR                       2,890,000          3,053,112
----------------------------------------------------------------------------------------------------------------
Escambia Cnty., FL HFAU RB, Azalea Trace, Inc.,
6%, 1/1/15                                              NR/NR/BBB-                  4,500,000          4,579,020
----------------------------------------------------------------------------------------------------------------
FL BOE Capital Outlay GORB, 8.40%, 6/1/07               Aa2/AA+                       750,000            971,250
----------------------------------------------------------------------------------------------------------------
FL HFA SFM RRB, Series A, 6.35%, 7/1/14                 Aaa/AAA                       885,000            936,772
----------------------------------------------------------------------------------------------------------------
Grand Haven, FL CDD Special Assessment RB,
Series A, 6.30%, 5/1/02                                 NR/NR                       1,500,000          1,530,585
----------------------------------------------------------------------------------------------------------------
Hillsborough Cnty., FL IDAU PC RRB, Tampa
Electric Co. Project, Series 92, 8%, 5/1/22             Aa3/AA/AA-                  4,000,000          4,683,800
----------------------------------------------------------------------------------------------------------------
Pinellas Cnty., FL HFAU RB, Sun Coast Health
System, Prerefunded, 8.50%, 3/1/20                      NR/AAA                      5,000,000          5,631,750
----------------------------------------------------------------------------------------------------------------
Tampa, FL Water & Sewer RRB, Prerefunded
6.60%, 10/1/14                                          Aaa/AAA                     6,000,000          6,723,900
                                                                                                    ------------
                                                                                                      49,400,096

----------------------------------------------------------------------------------------------------------------
GEORGIA--2.1%
GA MEAU Special Obligation Bonds:
Fifth Crossover Series, Project One, 6.50%, 1/1/17      A3/A                       10,750,000         12,430,547
Fifth Crossover Series, Project One, MBIA
Insured, 6.50%, 1/1/17                                  Aaa/AAA                     1,000,000          1,176,680
Series, Project One, MBIA
Insured, 6.50%, 1/1/12                                  Aaa/AAA                       500,000            589,410
                                                                                                    ------------
                                                                                                      14,196,637




                      12  Oppenheimer Municipal Bond Fund

                                                        RATINGS:
                                                        MOODY'S/
                                                        S&P/FITCH                  FACE             MARKET VALUE
                                                        (UNAUDITED)                AMOUNT           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
HAWAII--0.1%
Honolulu, HI City & Cnty. GOB, Series B,
6.10%, 6/1/11                                           Aa/AA                      $ 500,000        $    540,155
----------------------------------------------------------------------------------------------------------------
ILLINOIS--1.7%
Hoffman Estates, IL Tax Increment RB,
ED Project, 7.625%, 11/15/09                            Aaa/AA+                      825,000             899,522
----------------------------------------------------------------------------------------------------------------
IL HFAU RB, Hinsdale Hospital Project,
Unrefunded Balance, Series C, 9.50%, 11/15/19           Baa1/BBB                     935,000           1,131,855
----------------------------------------------------------------------------------------------------------------
IL Regional Transportation Authority RB,
AMBAC Insured, 7.20%, 11/1/20                           Aaa/AAA/AAA                7,500,000           9,521,250
                                                                                                    ------------
                                                                                                      11,552,627

----------------------------------------------------------------------------------------------------------------
INDIANA--5.0%
IN HFFAU Hospital RB, Clarian Health
Partners, Inc., 5.50%, 2/15/16                          Aa3/AA/A                   5,000,000           5,042,400
----------------------------------------------------------------------------------------------------------------
Indianapolis, IN Airport Authority RB,
Special Facilities:
Federal Express Corp. Project, 7.10%, 1/15/17           Baa2/BBB                  15,500,000          17,473,150
United Airlines Project, Series A, 6.50%, 11/15/31      Baa2/BB+                  10,500,000          11,289,915
                                                                                                    ------------
                                                                                                      33,805,465

----------------------------------------------------------------------------------------------------------------
KENTUCKY--0.4%
Kenton Cnty., KY AB RB, Special Facilities-Delta
Airlines Project, Series A, 6.125%, 2/1/22              Baa3/BB+                   2,790,000           2,846,442
----------------------------------------------------------------------------------------------------------------
Louisiana--2.4%
LA GOB, Series A, AMBAC Insured, 6.50%, 5/1/11          Aaa/AAA                    5,000,000           5,531,100
----------------------------------------------------------------------------------------------------------------
New Orleans, LA Home Mtg. Authority
Special Obligation Refunding Bonds,
Escrowed to Maturity, 6.25%, 1/15/11                    Aaa/AAA                    9,500,000          10,642,755
                                                                                                    ------------
                                                                                                      16,173,855

----------------------------------------------------------------------------------------------------------------
MARYLAND--0.1%
MD University System Auxiliary Facilities &
Tuition RRB, Series A, 5.90%, 2/1/03                    Aa3/AA+/AA                   500,000             535,540
----------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--2.2%
MA GOB, Unrefunded Balance, Series B,
MBIA Insured, 6.50%, 8/1/11                             Aaa/AAA/AAA                  430,000             470,183
----------------------------------------------------------------------------------------------------------------
MA Water Resource Authority RB, Series A,
6.50%, 7/15/19                                          A/A/A                     12,225,000          14,344,081
                                                                                                    ------------
                                                                                                      14,814,264




                      13  Oppenheimer Municipal Bond Fund

                                                        RATINGS:
                                                        MOODY'S/
                                                        S&P/FITCH                 FACE              MARKET VALUE
                                                        (UNAUDITED)               AMOUNT            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
MICHIGAN--7.1%
Detroit, MI GORB, Series B:
6.25%, 4/1/09                                           Baa2/BBB/BBB-             $ 4,065,000       $  4,375,159
6.375%, 4/1/06                                          Baa2/BBB/BBB-               2,000,000          2,198,940
6.375%, 4/1/07                                          Baa2/BBB/BBB-                 500,000            547,725
----------------------------------------------------------------------------------------------------------------
Detroit, MI Sewage Disposal RB, FGIC Insured,
Inverse Floater, 7.314%, 7/1/23(1)                      Aaa/AAA/AAA                13,200,000         13,926,000
----------------------------------------------------------------------------------------------------------------
Detroit, MI Water Supply System RB:
Prerefunded, FGIC Insured, Inverse Floater,
8.664%, 7/1/22(1)                                       Aaa/AAA/AAA                 3,700,000          4,541,750
Unrefunded Balance, FGIC Insured, Inverse
Floater, 8.664%, 7/1/22(1)                              Aaa/AAA                     1,500,000          1,756,875
----------------------------------------------------------------------------------------------------------------
MI Hospital FAU RRB, FSA Insured, Inverse
Floater, 8.54%, 2/15/22(1)                              Aaa/AAA                     5,000,000          5,737,500
----------------------------------------------------------------------------------------------------------------
MI Strategic Fund SWD RRB, Genesee Power
Station Project, 7.50%, 1/1/21                          NR/NR                       3,650,000          3,881,045
----------------------------------------------------------------------------------------------------------------
Wayne Cnty., MI Special Airport Facilities RRB,
Northwest Airlines, Inc. Facilities, Series 1995,
6.75%, 12/1/15                                          NR/NR                      10,490,000         11,427,701
                                                                                                    ------------
                                                                                                      48,392,695

----------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--0.1%
NH Housing FAU SFM RB, Series C, 6.90%, 7/1/19          Aa/NR                       1,000,000          1,060,680
----------------------------------------------------------------------------------------------------------------
NEW JERSEY--4.6%
Bergen Cnty., NJ MUAU Water PC RB,
Prerefunded, Series A, FGIC Insured,
6.50%, 12/15/12(3)                                      Aaa/AAA/AAA                 5,600,000          6,259,904
----------------------------------------------------------------------------------------------------------------
NJ GOB, Series D, 8%, 2/15/07                           Aa1/AA+/AA+                 3,100,000          3,933,900
----------------------------------------------------------------------------------------------------------------
NJ Mtg. & HFA MH RB, Series C, 9.75%, 11/1/27           NR/AA                       1,000,000          1,053,750
----------------------------------------------------------------------------------------------------------------
NJ Turnpike Authority RRB, Series C:
6.50%, 1/1/16                                           Baa1/BBB+/A-               16,150,000         18,617,881
MBIA Insured, 6.50%, 1/1/16                             Aaa/AAA                     1,100,000          1,299,980
                                                                                                    ------------
                                                                                                      31,165,415

----------------------------------------------------------------------------------------------------------------
NEW YORK--8.6%
NYC GOB:
Inverse Floater, 6.873%, 8/1/15(1)                      Baa1/BBB+                   3,050,000          3,164,375
Prerefunded, Series D, 8%, 8/1/15                       Aaa/BBB+                   10,780,000         12,460,494
Prerefunded, Series G, 7.625%, 2/1/15                   Aaa/BBB+/A-                    15,000             17,323
Series H, 6.125%, 8/1/25                                Baa1/BBB+/A-                5,000,000          5,318,600
Unrefunded Balance, Series A, 7.75%, 8/15/16            Baa1/BBB+                     152,500            172,284
Unrefunded Balance, Series D, 8%, 8/1/15                Baa1/BBB+                     220,000            250,316
Unrefunded Balance, Series G, 7.625%, 2/1/15            Baa1/BBB+/A-                   75,000             84,914



                      14  Oppenheimer Municipal Bond Fund

                                                        RATINGS:
                                                        MOODY'S/
                                                        S&P/FITCH                 FACE              MARKET VALUE
                                                        (UNAUDITED)               AMOUNT            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
NYC GORB, Series B, MBIA Insured, 6.20%, 8/15/06        Aaa/AAA                   $10,000,000        $11,184,300
----------------------------------------------------------------------------------------------------------------
NYC IDA Special Facilities RB, Terminal One
Group Assn. Project, 6%, 1/1/19                         A/A/A-                      6,000,000          6,294,360
----------------------------------------------------------------------------------------------------------------
NYS GOB, 6.875%, 3/1/12                                 A2/A-                       1,000,000          1,107,480
----------------------------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A:
6%, 11/1/06                                             Baa/BBB+                    4,000,000          4,333,040
6%, 5/1/08                                              Baa/BBB+                    2,000,000          2,159,640
----------------------------------------------------------------------------------------------------------------
NYS HFA RRB, Unrefunded Balance,
7.90%, 11/1/99                                          Baa2/BBB+                   4,625,000          4,891,493
----------------------------------------------------------------------------------------------------------------
NYS MAG RB, Ninth Series B, 8.30%, 10/1/17              Aa2/NR                      1,715,000          1,751,341
----------------------------------------------------------------------------------------------------------------
NYS PAU RB, Series V, 7.875%, 1/1/07                    Aa/AA-                      3,000,000          3,112,770
----------------------------------------------------------------------------------------------------------------
PAUNYNJ Consolidated RB, Series Fifty-One E,
7%, 12/1/14                                             A1/AA-                      2,000,000          2,057,320
                                                                                                    ------------
                                                                                                      58,360,050

----------------------------------------------------------------------------------------------------------------
NORTH CAROLINA--1.0%
NC Medical Care Commission HCF RB,
Carolina Medicorp Project, 5.25%, 5/1/26                Aa3/AA/AA                   7,000,000          6,907,320
----------------------------------------------------------------------------------------------------------------
OHIO--2.7%
Cleveland, OH PPS First Mtg. RB, Series A,
MBIA Insured, 7%, 11/15/16                              Aaa/AAA                     2,000,000          2,304,480
----------------------------------------------------------------------------------------------------------------
OH Building Authority RB, Juvenile Correctional
Projects, Series A, AMBAC Insured, 6.60%, 10/1/14       Aaa/AAA/AAA                   500,000            566,330
----------------------------------------------------------------------------------------------------------------
OH HFA SFM RB, Series B, Inverse Floater,
9.669%, 3/1/31(1)                                       Aaa/AAA                     5,130,000          5,777,663
----------------------------------------------------------------------------------------------------------------
OH Solid Waste RB, Republic Engineered
Steels, Inc. Project, 9%, 6/1/21                        NR/NR                       7,800,000          8,110,206
----------------------------------------------------------------------------------------------------------------
Summit Cnty., OH GOB, AMBAC Insured,
6.625%, 12/1/12                                         Aaa/AAA/AAA                 1,200,000          1,332,636
                                                                                                    ------------
                                                                                                      18,091,315

----------------------------------------------------------------------------------------------------------------
OKLAHOMA--1.8%
Muskogee, OK Industrial Trust PC RB, Oklahoma
Gas & Electric Co., Series A, 7%, 3/1/17                A1/AA-                      1,575,000          1,608,359
----------------------------------------------------------------------------------------------------------------
Tulsa, OK Municipal Airport Trust RB,
American Airlines Project, 6.25%, 6/1/20                Baa2/BB+                    9,820,000         10,403,406
                                                                                                    ------------
                                                                                                      12,011,765





                      15  Oppenheimer Municipal Bond Fund

                                                        RATINGS:
                                                        MOODY'S/
                                                        S&P/FITCH                 FACE              MARKET VALUE
                                                        (UNAUDITED)               AMOUNT            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--8.9%
Delaware Cnty., PA Authority Health Care RB,
Mercy Health Corp. Southeastern, Series B,
6%, 11/15/07                                            NR/BBB+/BBB+              $ 1,000,000       $  1,055,980
----------------------------------------------------------------------------------------------------------------
PA EDFAU RR RB, Colver Project, Series D,
7.15%, 12/1/18                                          NR/BBB-/BBB-                3,000,000          3,302,490
----------------------------------------------------------------------------------------------------------------
PA HEAA Student Loan RB, Series B, AMBAC
Insured, Inverse Floater, 8.158%, 3/1/22(1)             Aaa/AAA/AAA                17,500,000         19,337,500
----------------------------------------------------------------------------------------------------------------
PA Turnpike Commission RRB, Series N,
6.50%, 12/1/13                                          Aaa/AAA                       750,000            817,358
----------------------------------------------------------------------------------------------------------------
Philadelphia, PA Water & Sewer RRB,
Escrowed to Maturity, Tenth Series, 7.35%, 9/1/04       Aaa/AAA/BBB+                2,465,000          2,854,741
----------------------------------------------------------------------------------------------------------------
Philadelphia, PA Water & Wastewater RB,
FGIC Insured, 10%, 6/15/05                              Aaa/AAA/AAA                17,600,000         23,829,696
----------------------------------------------------------------------------------------------------------------
Schuylkill Cnty., PA IDAU RR RRB, Schuylkill
Energy Resources, Inc., 6.50%, 1/1/10                   NR/NR/BBB                   9,030,000          9,186,038
                                                                                                    ------------
                                                                                                      60,383,803

----------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--2.0%
Piedmont, SC MPA RRB:
Escrowed to Maturity, Series A, FGIC Insured,
6.50%, 1/1/16                                           Aaa/AAA                       285,000            333,213
Unrefunded Balance, Series A, FGIC Insured,
6.50%, 1/1/16                                           Aaa/AAA                     1,715,000          2,029,102
----------------------------------------------------------------------------------------------------------------
SC Public Service Authority RB, Santee Cooper,
Prerefunded, Series D, AMBAC Insured,
6.50%, 7/1/24                                           Aaa/AAA/AAA                10,000,000         11,177,100
                                                                                                    ------------
                                                                                                      13,539,415

----------------------------------------------------------------------------------------------------------------
TEXAS--13.7%
AAAU TX Special Facilities RB:
American Airlines, Inc. Project, 7%, 12/1/11            Baa2/BB+                    3,000,000          3,485,220
Federal Express Corp. Project, 6.375%, 4/1/21           Baa2/BBB                   11,640,000         12,284,158
----------------------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX Independent School
District CAP GORB, Series A, Zero Coupon:
5.886%, 2/15/14(4)                                      Aaa/AAA                    15,710,000          6,667,167
5.85%, 2/15/15(4)                                       Aaa/AAA                    15,000,000          5,992,950
5.908%, 2/15/16(4)                                      Aaa/AAA                    16,240,000          6,157,721





                      16  Oppenheimer Municipal Bond Fund

                                                        RATINGS:
                                                        MOODY'S/
                                                        S&P/FITCH                 FACE              MARKET VALUE
                                                        (UNAUDITED)               AMOUNT            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
Dallas-Fort Worth, TX International Airport
Facilities Improvement Corp. RB,
American Airlines, Inc., 7.25%, 11/1/30                 Baa2/BB+                  $ 8,000,000       $  8,855,840
----------------------------------------------------------------------------------------------------------------
Harris Cnty., TX GORRB, Toll Road Project,
Sub. Lien:
6.75%, 8/1/14                                           Aa2/AA                      1,000,000          1,100,980
Series A, 6.50%, 8/15/15                                Aa2/AA                      1,000,000          1,103,800
----------------------------------------------------------------------------------------------------------------
Houston, TX WSS RB, Prior Lien, Unrefunded
Balance, Series B:
6.40%, 12/1/09                                          A3/A/A                        995,000          1,080,570
6.75%, 12/1/08                                          A3/A/A                        440,000            483,243
----------------------------------------------------------------------------------------------------------------
North Central TX HFDC Hospital RB, Baylor Health
Care Project, Series B, Inverse Floater:
7.72%, 5/15/06(1)                                       Aa2/AA                      3,000,000          3,338,580
7.82%, 5/15/08(1)                                       Aa2/AA                      5,000,000          5,540,500
----------------------------------------------------------------------------------------------------------------
Retama, TX Development Corp. Special Facilities
RRB, Retama Racetrack, Escrowed to Maturity,
Series A, 10%, 12/15/19                                 Aaa/AAA                     4,880,000          7,960,158
----------------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero Coupon:
5.95%, 9/1/13(4)                                        Aaa/AAA/A+                  6,900,000          3,017,163
5.93%, 9/1/14(4)                                        Aaa/AAA/A+                 17,500,000           7,220,32
5.85%, 9/1/15(4)                                        Aaa/AAA/A+                 10,000,000          3,883,200
5.985%, 9/1/16(4)                                       Aaa/AAA/A+                 39,990,000         14,737,115
                                                                                                    ------------
                                                                                                      92,908,690

----------------------------------------------------------------------------------------------------------------
VERMONT--0.2%
VT HFA Home Mtg. Purchase RB, Series A,
7.85%, 12/1/29                                          A1/A-                       1,570,000          1,647,134
----------------------------------------------------------------------------------------------------------------
WASHINGTON--4.3%
WA Public Power Supply System RRB, Nuclear
Project No. 1, 5.40%, 7/1/12                            Aa1/AA-/AA-                30,000,000         29,635,800
----------------------------------------------------------------------------------------------------------------
WEST VIRGINIA--0.6%
WV Parkways ED & Tourism Authority RB, FGIC
Insured, Inverse Floater, 7.484%, 5/16/19(1)            Aaa/AAA                     3,600,000          3,852,000
----------------------------------------------------------------------------------------------------------------
WISCONSIN--1.1%
WI Health & Educational Facilities Authority RB,
Sinai Samaritan Medical Center, Inc., MBIA
Insured, 5.75%, 8/15/16                                 Aaa/AAA                     6,250,000          6,493,188
----------------------------------------------------------------------------------------------------------------
WI Housing & EDAU Home Ownership RRB,
Series A, 7.10%, 3/1/23                                 Aa2/AA                        710,000            754,702
                                                                                                    ------------
                                                                                                       7,247,890




                      17  Oppenheimer Municipal Bond Fund

                                                        RATINGS:
                                                        MOODY'S/
                                                        S&P/FITCH                 FACE              MARKET VALUE
                                                        (UNAUDITED)               AMOUNT            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--4.1%
PR Commonwealth GOB:
5.375%, 7/1/25                                          Baa1/A                    $ 5,450,000       $  5,438,010
6.50%, 7/1/14                                           Baa1/A                      6,690,000          7,792,646
6.50%, 7/1/15                                           Baa1/A                      3,310,000          3,854,131
----------------------------------------------------------------------------------------------------------------
PR Commonwealth HTAU RB, Prerefunded,
Series T, 6.625%, 7/1/18                                Aaa/AAA                     5,200,000          5,851,612
----------------------------------------------------------------------------------------------------------------
PR EPAU RB, Unrefunded Balance, Series O,
7.125%, 7/1/14                                          Baa1/BBB+                   2,350,000          2,522,655
----------------------------------------------------------------------------------------------------------------
PR Industrial Tourist Educational Medical &
Environmental Control Facilities RB,
Teachers Retirement System, Series B:
5.50%, 7/1/16                                           NR/AAA                      1,150,000          1,186,145
5.50%, 7/1/21                                           NR/AAA                      1,500,000          1,532,040
                                                                                                    ------------
                                                                                                      28,177,239

----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $624,230,277)                                          99.2%       673,960,245
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                           0.8          5,130,299
                                                                                   ----------       ------------
NET ASSETS                                                                              100.0%      $679,090,544
                                                                                   ==========       ============





                      18  Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
To simplify the listings of securities abbreviations are used per the table below:

AAAU     --Alliance Airport Authority, Inc.              HTAU       --Highway & Transportation Authority
AB       --Airport Board                                 IDA        --Industrial Development Agency
AIC      --Airports Improvement Corporation              IDAU       --Industrial Development Authority
BOE      --Board of Education                            MAG        --Mortgage Agency
CAP      --Capital Appreciation                          MEAU       --Municipal Electric Authority
CDD      --Community Development District                MH         --Multifamily Housing
COP      --Certificates of Participation                 MPA        --Municipal Power Agency
ED       --Economic Development                          MUAU       --Municipal Utilities Authority
EDAU     --Economic Development Authority                NYC        --New York City
EDFAU    --Economic Development Finance                  NYS        --New York State
           Authority                                     PAUNYNJ    --Port Authority of New York & New Jersey
EPAU     --Electric Power Authority                      PAU        --Power Authority
EU       --Electric Utilities                            PC         --Pollution Control
FAU      --Finance Authority                             PFAU       --Public Finance Authority
GOB      --General Obligation Bonds                      PPS        --Public Power System
GORB     --General Obligation Refunding Bonds            PWBL       --Public Works Board Lease
GORRB    --General Obligation Revenue                    RB         --Revenue Bonds
           Refunding Bond                                RR         --Resource Recovery
HCF      --Health Care Facilities                        RRB        --Revenue Refunding Bonds
HEAA     --Higher Education Assistance Agency            SCDAU      --Statewide Communities Development
HF       --Health Facilities                                          Authority
HFA      --Housing Finance Agency                        SFM        --Single Family Mortgage
HFAU     --Health Facilities Authority                   SWD        --Solid Waste Disposal
HFDC     --Health Facilities Development Corp.           UDA        --Urban Development Agency
HFFAU    --Health Facilities Finance Authority           WSS        --Water & Sewer System

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $73,227,743 or 10.78% of the Fund's net assets at July 31, 1997.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $16,237,950 or 2.39% of the Fund's net assets, at July 31, 1997.

3. Securities with an aggregate market value of $2,710,762 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

As of July 31, 1997, securities subject to the alternative minimum tax amount to $136,635,036 or 20.12% of the Fund's net assets.

See accompanying Notes to Financial Statements.


                      19  Oppenheimer Municipal Bond Fund

STATEMENT OF ASSETS AND LIABILITIES  July 31, 1997

================================================================================================================
ASSETS
Investments, at value (cost $624,230,277)--see accompanying statement                               $673,960,245
----------------------------------------------------------------------------------------------------------------
Cash                                                                                                     290,897
----------------------------------------------------------------------------------------------------------------
Receivables:
Interest                                                                                               7,423,323
Shares of beneficial interest sold                                                                       510,724
----------------------------------------------------------------------------------------------------------------
Other                                                                                                     15,410
                                                                                                    ------------
Total assets                                                                                         682,200,599

================================================================================================================
LIABILITIES
Payables and other liabilities:
Dividends                                                                                              1,962,702
Shares of beneficial interest redeemed                                                                   407,078
Daily variation on futures contracts--Note 5                                                             216,532
Trustees' fees--Note 1                                                                                   203,719
Distribution and service plan fees                                                                       128,010
Transfer and shareholder servicing agent fees                                                             47,535
Other                                                                                                    144,479
                                                                                                    ------------
Total liabilities                                                                                      3,110,055

================================================================================================================
NET ASSETS                                                                                          $679,090,544
                                                                                                    ============

================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                     $630,073,667
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                      837,200
----------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                               1,977,053
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                                             46,202,624
                                                                                                    ------------
Net assets                                                                                          $679,090,544
                                                                                                    ============




                     20   Oppenheimer Municipal Bond Fund

================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of $586,546,059
and 57,276,303 shares of beneficial interest outstanding)                                                 $10.24
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)           $10.75

----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $83,896,822 and 8,207,387 shares
of beneficial interest outstanding)                                                                       $10.22

----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $8,647,663 and 846,254 shares
of beneficial interest outstanding)                                                                       $10.22

See accompanying Notes to Financial Statements.




                     21   Oppenheimer Municipal Bond Fund

STATEMENT OF OPERATIONS  For the Year Ended July 31, 1997

================================================================================================================
INVESTMENT INCOME
Interest                                                                                             $42,750,567

================================================================================================================
EXPENSES
Management fees--Note 4                                                                                3,493,873
----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                1,274,123
Class B                                                                                                  777,675
Class C                                                                                                   57,060
----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                    489,232
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                      186,164
----------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                   55,299
----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                               53,916
----------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                                                       19,674
----------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                        18,778
----------------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class B                                                                                                    1,601
Class C                                                                                                    1,201
----------------------------------------------------------------------------------------------------------------
Other                                                                                                     18,958
                                                                                                     -----------
Total expenses                                                                                         6,447,554

================================================================================================================
NET INVESTMENT INCOME                                                                                 36,303,013

================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                                            4,670,916
Closing of futures contracts                                                                          (3,412,777)
                                                                                                     -----------
Net realized gain                                                                                      1,258,139

----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                  31,244,641
                                                                                                     -----------
Net realized and unrealized gain                                                                      32,502,780

================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $68,805,793
                                                                                                     ===========

See accompanying Notes to Financial Statements.




                     22   Oppenheimer Municipal Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   YEAR ENDED
                                                            YEAR ENDED JULY 31,                    DECEMBER 31,
                                                            1997                1996(1)            1995
===============================================================================================================
OPERATIONS
Net investment income                                       $ 36,303,013        $ 21,806,993       $ 35,280,169
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                       1,258,139          10,273,043        (10,060,187)
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
or depreciation                                               31,244,641         (27,145,177)        79,929,069
                                                            ------------        ------------       ------------
Net increase in net assets resulting from
operations                                                    68,805,793           4,934,859        105,149,051


===============================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                      (31,577,223)        (19,338,196)       (31,334,557)
Class B                                                       (3,635,315)         (2,010,127)        (3,003,846)
Class C                                                         (266,953)            (84,287)           (19,720)
---------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
Class A                                                               --                  --         (1,231,760)
Class B                                                               --                  --           (140,728)
Class C                                                               --                  --             (3,835)


===============================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting
from beneficial interest transactions--Note 2:
Class A                                                      (32,746,596)        (29,466,037)        30,679,725
Class B                                                        5,873,351           3,308,384         12,510,842
Class C                                                        4,073,296           2,283,590          1,925,528


===============================================================================================================
NET ASSETS
Total increase (decrease)                                     10,526,353         (40,371,814)       114,530,700
---------------------------------------------------------------------------------------------------------------
Beginning of period                                          668,564,191         708,936,005        594,405,305
                                                            ------------        ------------       ------------
End of period (including undistributed
net investment income of $837,200, $744,031
and $591,821, respectively)                                 $679,090,544        $668,564,191       $708,936,005
                                                            ============        ============       ============

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

See accompanying Notes to Financial Statements.




                     23   Oppenheimer Municipal Bond Fund

FINANCIAL HIGHLIGHTS

                                                       CLASS A
                                                       ---------------------------------------------------------

                                                       YEAR ENDED JULY 31,       YEAR ENDED DECEMBER 31,
                                                       1997         1996(2)      1995         1994         1993
================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $9.74        $9.98        $8.93        $10.44       $9.94
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .55          .32          .54           .57         .59
Net realized and unrealized gain (loss)                  .49         (.25)        1.06         (1.52)        .74
                                                    --------     --------     --------      --------    --------
Total income (loss) from investment operations          1.04          .07         1.60          (.95)       1.33

----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.54)        (.31)        (.54)         (.56)       (.62)
Dividends in excess of net
investment income                                         --           --         (.01)           --          --
Distributions from net realized gain                      --           --           --            --        (.21)
Distributions in excess of net
realized gain                                             --           --           --            --(4)       --
                                                    --------     --------     --------      --------    --------
Total dividends and distributions
to shareholders                                         (.54)        (.31)        (.55)         (.56)       (.83)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $10.24        $9.74        $9.98         $8.93      $10.44
                                                    ========     ========     ========      ========    ========

================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                    10.97%        0.77%       18.28%        (9.19)%     13.79%

================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $586,546     $590,299     $634,473      $541,161    $608,128
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $582,624     $606,509     $569,859      $582,038    $567,777
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   5.55%        5.58%(6)     5.65%         5.94%       5.71%
Expenses                                                0.87%        0.92%(6)     0.88%         0.88%       0.88%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                              23.8%        23.9%        25.1%         21.7%       30.2%

1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

3. For the period from March 16, 1993 (inception of offering) to December 31, 1993.

4. Less than $.005 per share.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.



                     24   Oppenheimer Municipal Bond Fund

              CLASS B                                                         CLASS C
--------      ----------------------------------------------------------      ---------------------------------
                                                                                                        PERIOD
                                                                                                        ENDED
              YEAR ENDED JULY 31,       YEAR ENDED DECEMBER 31,               YEAR ENDED JULY 31,       DEC. 31,
1992          1997        1996(2)       1995        1994         1993(3)      1997        1996(2)       1995(1)
===============================================================================================================

   $9.77        $9.73       $9.96         $8.92      $10.43       $10.22       $9.73       $9.96          $9.58
---------------------------------------------------------------------------------------------------------------

     .62          .47         .27           .47         .50          .41         .46         .27            .15
     .25          .48        (.23)         1.05       (1.52)         .43         .49        (.23)           .39
--------      -------     -------       -------     -------      -------      ------      ------         ------
     .87          .95         .04          1.52       (1.02)         .84         .95         .04            .54

---------------------------------------------------------------------------------------------------------------

    (.58)        (.46)       (.27)         (.47)       (.49)        (.42)       (.46)       (.27)          (.15)

      --           --          --          (.01)         --           --          --          --           (.01)
    (.12)          --          --            --          --         (.21)         --          --             --

      --           --          --            --          --(4)        --          --          --             --
--------      -------     -------       -------     -------      -------      ------      ------         ------

    (.70)        (.46)       (.27)         (.48)       (.49)        (.63)       (.46)       (.27)          (.16)
---------------------------------------------------------------------------------------------------------------
   $9.94       $10.22       $9.73         $9.96       $8.92       $10.43      $10.22       $9.73          $9.96
========      =======     =======       =======     =======      =======      ======      ======         ======

===============================================================================================================
    9.20%       10.05%       0.43%        17.30%      (9.91)%       8.49%      10.03%       0.40%          5.64%

===============================================================================================================

$496,628      $83,897     $74,055       $72,488     $53,245      $33,024      $8,648      $4,210         $1,975
---------------------------------------------------------------------------------------------------------------
$438,684      $77,881     $73,047       $63,669     $46,548      $16,444      $5,724      $3,105         $1,506
---------------------------------------------------------------------------------------------------------------

    6.34%        4.76%       4.79%(6)      4.84%       5.11%        4.54%(6)    4.72%       4.72%(6)       4.49%(6)
    0.94%        1.65%       1.70%(6)      1.68%       1.69%        1.74%(6)    1.67%       1.75%(6)       1.64%(6)
---------------------------------------------------------------------------------------------------------------
    34.2%        23.8%       23.9%         25.1%       21.7%        30.2%       23.8%       23.9%          25.1%


6. Annualized.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1997 were $156,931,511 and $178,300,173, respectively.

See accompanying Notes to Financial Statements.


                     26   Oppenheimer Municipal Bond Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Municipal Bond Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek the maximum current income exempt from federal income taxes for individual investors as is available from municipal securities that is consistent with preservation of capital. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At July 31, 1997 the Fund had available for federal income purposes an unused capital loss carryover of $1,147,000, which expires between 2003 and 2005.




                    26   Oppenheimer Municipal Bond Fund

================================================================================
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 1997, a credit of $37,131 was made for the Fund's projected benefit obligations, and payments of $11,314 were made to retired trustees, resulting in an accumulated liability of $198,560 at July 31, 1997.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization on long-term bonds for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

              During the year ended July 31, 1997, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 1997, amounts have been reclassified to reflect a decrease in paid-in capital of $11,664, a decrease in undistributed net investment income of $730,353, and an increase in accumulated net realized gain on investments of $742,017.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities using the effective yield method, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, accrued market discount is recognized at maturity or disposition as taxable ordinary income. Taxable ordinary income is realized to the extent of the lesser of gain or accrued market discount. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



                    27   Oppenheimer Municipal Bond Fund

===============================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                     YEAR ENDED                        PERIOD ENDED                  YEAR ENDED
                     JULY 31, 1997                     JULY 31, 1996(1)              DECEMBER 31, 1995(2)
                     -----------------------------     --------------------------    --------------------------
                     SHARES          AMOUNT            SHARES        AMOUNT          SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------
Class A:
Sold                   4,946,747     $  48,948,803      4,747,849    $ 46,379,774      7,178,151   $ 68,805,897
Issued in connection
with the acquisition
of Quest National
Tax-Exempt Fund
--Note 6                      --                --             --              --      7,276,353     71,599,310
Dividends and
distributions
reinvested             2,089,594        20,654,651      1,312,265      12,765,106      2,221,310     21,323,241
Redeemed             (10,346,905)     (102,350,050)    (9,076,955)    (88,610,917)   (13,705,703)  (131,048,723)
                     -----------     -------------     ----------    ------------    -----------  -------------
Net increase
(decrease)            (3,310,564)    $ (32,746,596)    (3,016,841)   $(29,466,037)     2,970,111  $  30,679,725
                     ===========     =============     ==========    ============    ===========  =============

---------------------------------------------------------------------------------------------------------------
Class B:
Sold                   1,596,575     $  15,764,185      1,143,171    $ 11,161,707      2,306,017  $  22,148,575
Dividends and
distributions
reinvested               233,176         2,301,877        136,205       1,322,907        219,509      2,106,903
Redeemed              (1,234,381)      (12,192,711)      (943,865)     (9,176,230)    (1,221,000)   (11,744,636)
                     -----------     -------------     ----------    ------------    -----------  -------------
Net increase             595,370     $   5,873,351        335,511    $  3,308,384      1,304,526  $  12,510,842
                     ===========     =============     ==========    ============    ===========  =============

---------------------------------------------------------------------------------------------------------------
Class C:
Sold                     519,375     $   5,132,628        241,982    $  2,355,795        223,883  $   2,176,098
Dividends and
distributions
reinvested                17,317           171,212          4,841          46,807            553          5,492
Redeemed                (123,236)       (1,230,544)       (12,272)       (119,012)       (26,189)      (256,062)
                     -----------     -------------     ----------    ------------    -----------  -------------
Net increase             413,456     $   4,073,296        234,551    $  2,283,590        198,247  $   1,925,528
                     ===========     =============     ==========    ============    ===========  =============

1. The Fund changed its fiscal year end from December 31 to July 31.

2. For the year ended December 31, 1995 for both Class A and B shares and for the period from August 29, 1995 (inception of offering) to December 31, 1995 for Class C shares.



                    28   Oppenheimer Municipal Bond Fund

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At July 31, 1997, net unrealized appreciation on investments of $49,729,968 was composed of gross appreciation of $50,319,216, and gross depreciation of $589,248.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% on the first $200 million of average annual net assets, 0.55% on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on net assets in excess of $1 billion.

              For the year ended July 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $829,188, of which $210,262 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $505,653 and $49,122, respectively, of which $26,194 was paid to an affiliated broker/dealer for Class B. During the year ended July 31, 1997, OFDI received contingent deferred sales charges of $166,272 and $1,308, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended July 31, 1997, OFDI paid $109,056 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.



                    29   Oppenheimer Municipal Bond Fund

===============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended July 31, 1997, OFDI paid $10,127 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $268,815 and $17,513, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At July 31, 1997, OFDI had incurred unreimbursed expenses of $2,373,061 for Class B and $127,728 for Class C.

================================================================================
5. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

              The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

              Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

              Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

              Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.



                    30   Oppenheimer Municipal Bond Fund

================================================================================
At July 31, 1997, the Fund had outstanding futures contracts to sell debt securities as follows:

                                         EXPIRATION          NUMBER OF           VALUATION AS OF     UNREALIZED
                                         DATE                FUTURES CONTRACTS   JULY 31, 1997       DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                      9/97                575                 $67,131,250         $3,527,344

================================================================================
6. ACQUISITION OF QUEST NATIONAL TAX-EXEMPT FUND

On November 24, 1995, the Fund acquired all of the net assets of Quest National Tax-Exempt Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest National Tax-Exempt Fund shareholders on November 16, 1995. The Fund issued 7,276,353 shares of beneficial interest, valued at $71,599,310, in exchange for the net assets, resulting in combined net assets of $711,397,113 on November 24, 1995. The net assets acquired included net unrealized appreciation of $3,756,263. The exchange was tax-free.



                    31   Oppenheimer Municipal Bond Fund

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders
of Oppenheimer Municipal Bond Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Municipal Bond Fund (formerly Oppenheimer Tax-Free Bond Fund) as of July 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the seven-month period ended July 31, 1996 and the year ended December 31, 1995, and the financial highlights for the year ended July 31, 1997, the seven-month period ended July 31, 1996 and for each of the years in the four-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

              We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

              In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Municipal Bond Fund as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended, the seven-month period ended July 31, 1996 and the year ended December 31, 1995, and the financial highlights for the year ended July 31, 1997, the seven-month period ended July 31, 1996 and for each of the years in the four-year period ended December 31, 1995, in conformity with generally accepted accounting principles.




KPMG PEAT MARWICK LLP

Denver, Colorado
August 21, 1997



                    32   Oppenheimer Municipal Bond Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)

================================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

              None of the dividends paid by the Fund during the fiscal year ended July 31, 1997 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

              The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.



                    33   Oppenheimer Municipal Bond Fund

OPPENHEIMER MUNICIPAL BOND FUND


================================================================================
OFFICERS AND TRUSTEES             Leon Levy, Chairman of the Board of Trustees
                                  Donald W. Spiro, Vice Chairman of the Board of
                                    Trustees
                                  Bridget A. Macaskill, Trustee and President
                                  Robert G. Galli, Trustee
                                  Benjamin Lipstein, Trustee
                                  Elizabeth B. Moynihan, Trustee
                                  Kenneth A. Randall, Trustee
                                  Edward V. Regan, Trustee
                                  Russell S. Reynolds, Jr., Trustee
                                  Pauline Trigere, Trustee
                                  Clayton K. Yeutter, Trustee
                                  Robert E. Patterson, Vice President
                                  Jerry A. Webman, Vice President
                                  George C. Bowen, Treasurer
                                  Robert J. Bishop, Assistant Treasurer
                                  Scott T. Farrar, Assistant Treasurer
                                  Andrew J. Donohue, Secretary
                                  Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER                OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR                       OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER          OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF                      Citibank, N.A.
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS              KPMG Peat Marwick LLP

================================================================================
LEGAL COUNSEL                     Gordon Altman Butowsky Weitzen Shalov & Wein

                                  This is a copy of a report to shareholders of Oppenheimer Municipal Bond Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Municipal Bond Fund. For material information concerning the Fund, see the Prospectus.

                                  Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.



                    34   Oppenheimer Municipal Bond Fund

OPPENHEIMERFUNDS FAMILY

=======================================================================================================
REAL ASSET FUNDS
-------------------------------------------------------------------------------------------------------
Real Asset Fund                      Gold & Special Minerals Fund

=======================================================================================================
STOCK FUNDS
-------------------------------------------------------------------------------------------------------
Developing Markets Fund              Quest Small Cap Value Fund            Global Fund
Enterprise Fund                      Capital Appreciation Fund(1)          Quest Global Value Fund
International Growth Fund            Quest Capital Value Fund              Disciplined Value Fund
Discovery Fund                       Growth Fund                           Quest Value Fund

=======================================================================================================
STOCK & BOND FUNDS
-------------------------------------------------------------------------------------------------------
Main Street Income &                 Quest Growth & Income                 Disciplined Allocation Fund
  Growth Fund                          Value Fund                          Multiple Strategies Fund(2)
Quest Opportunity Value Fund         Global Growth & Income Fund           Bond Fund for Growth
Total Return Fund                    Equity Income Fund

=======================================================================================================
BOND FUNDS
-------------------------------------------------------------------------------------------------------
International Bond Fund              Champion Income Fund                  U.S. Government Trust
High Yield Fund                      Strategic Income Fund                 Limited-Term Government Fund
                                     Bond Fund

=======================================================================================================
MUNICIPAL FUNDS
-------------------------------------------------------------------------------------------------------
California Municipal Fund(3)         Pennsylvania Municipal Fund(3)        Rochester Division:
Florida Municipal Fund(3)            Municipal Bond Fund                   Rochester Fund Municipals
New Jersey Municipal Fund(3)         Insured Municipal Fund                Limited Term New York
New York Municipal Fund(3)           Intermediate Municipal Fund             Municipal Fund

=======================================================================================================
MONEY MARKET FUNDS(4)
-------------------------------------------------------------------------------------------------------
Money Market Fund                    Cash Reserves

=======================================================================================================
LIFESPAN
-------------------------------------------------------------------------------------------------------
Growth Fund                          Balanced Fund                         Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."

2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.




                     35   Oppenheimer Municipal Bond Fund

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----------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or
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      And when you need help, our Customer Service Representatives are only a
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      For added convenience, you can get automated information with
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Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the
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      So call us today, or visit us at our website at
www.oppenheimerfunds.com--we're here to help.

[OPPENHEIMERFUNDS LOGO]


RA0310.001.0797  September 30, 1997